                                    [GRAPHIC]




                                            NEW ENGLAND FINANCIAL
                                            New England Variable Annuity Fund I

      Semiannual Report
      June 30, 2002


[LOGO] NEF
NEW ENGLAND FINANCIAL/TM
A MetLife Affiliate

To Our Contractholders:                                           August, 2002

We are pleased to provide you with the 2002 Semi-Annual Report for your New England Variable Annuity Fund I (the "Fund"). This report reviews the performance of the Fund and the holdings in the MetLife Stock Index Portfolio, a portfolio of the Metropolitan Series Fund, Inc., as of June 30, 2002. Also included along with this report are the financial statements of the MetLife Stock Index Portfolio which should be read along with the Semi-Annual Report of the Fund.

New England Financial and its affiliates offer many variable life and variable annuity products to help you meet your financial objectives. We are committed to meeting your expectations by providing quality products with strong performance potential and excellent personal service.

Please feel free to contact your Registered Representative with any questions you may have regarding your financial objectives. Thank you for choosing New England Variable Annuity Fund I.

Sincerely,

[LOGO] Hugh C. McHaffie

Hugh C. McHaffie
Senior Vice President
Annuity Product Management

NOTE:   Investment performance results contained in this report are not a prediction of future returns and, except for the average annual total returns, do not reflect the deduction of the maximum 6% sales load, the maximum 3% administrative charge or 3.5% premium tax, if applicable. If included, these charges would reduce performance figures. The investment return on and principal value of your investment will fluctuate, so that your contract may be worth more or less than you invested.

NATIONAL ASSOCIATION OF SECURITIES DEALERS DISCLOSURE

The National Association of Securities Dealers Regulation, Inc. (NASDR) has a "Public Disclosure Program" which provides current and historical information on registered representatives and Financial Institutions registered with the NASD. If you would like information pertaining to the "Public Disclosure Program", including an informational brochure that describes the program, you may contact the NASD directly by calling the NASDR, Inc. Public Disclosure Hotline at 800-289-9999 or by visiting the NASDR, Inc.'s website at http://www.nasdr.com.

If you would like to contact New England Financial concerning any aspect of your account or our products and services, please call us directly at 800-435-4117.

NEW ENGLAND VARIABLE ANNUITY FUND I
INVESTMENT RECORD (Unaudited)


Percent Change in Unit Value*

                                                         New England
                                                       Variable Annuity
                                                            Fund I
         31 years ended June 30, 2002.................    +2,229.87%
         25 years ended June 30, 2002.................    +2,539.18%
         20 years ended June 30, 2002.................    +1,245.95%
         15 years ended June 30, 2002.................      +261.79%
         10 years ended June 30, 2002.................      +173.99%
          5 years ended June 30, 2002.................       +23.45%
          1 year ended June 30, 2002..................       -11.13%
          6 months ended June 30, 2002................        -6.07%

* The percentage figures for the Fund are based upon beginning accumulation unit values for the periods shown of $1.256332, $1.109117, $2.174736, $8.090476, $10.683132, $23.711213, $32.936657 and $31.163067, respectively.

The periods selected cover the preceding thirty-one years, twenty-five years, twenty years, fifteen years, ten years, five years, the past year and the past six months. The results should be considered in light of the Fund's investment objective and policies, the characteristics and quality of its portfolio securities, and the periods selected. The results should also be considered in light of the change in the Fund's structure effective May 1, 2002, which is discussed in Note 1 to the financial statements. Inasmuch as the Fund does not distribute investment income, the investment record reflects reinvestment of such income. The investment record for the Fund also reflects charges, at an effective annual rate of approximately 1.26%, made for investment management and mortality and expense risks. It also reflects certain other expenses of the Fund and, for the period May 1, 2002 to June 30, 2002, other expenses of the portfolio in which the Fund invests.

--------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE TABLE (Unaudited)

                  Accumulation   %                        Accumulation   %
Date               Unit Value  Change   Date               Unit Value  Change
March 25, 1971...  $1.157298      --    December 31, 1987   7.017161   +14.0
December 31, 1971   1.180085    +2.0    December 31, 1988   6.745649    -3.9
December 31, 1972   1.324345   +12.2    December 31, 1989   7.984578   +18.4
December 31, 1973   1.144645   -13.6    December 31, 1990   8.383448    +5.0
December 31, 1974   0.786512   -31.3    December 31, 1991  11.835525   +41.2
December 31, 1975   0.981727   +24.8    December 31, 1992  11.576959    -2.2
December 31, 1976   1.147484   +16.9    December 31, 1993  12.850577   +11.0
December 31, 1977   1.077867    -6.1    December 31, 1994  11.899473    -7.4
December 31, 1978    1.18039    +9.5    December 31, 1995  16.523266   +38.9
December 31, 1979   1.356685   +14.9    December 31, 1996  20.079854   +21.5
December 31, 1980   1.907809   +40.6    December 31, 1997  24.547721   +22.3
December 31, 1981   2.046992    +7.3    December 31, 1998  32.575691   +32.7
December 31, 1982   3.254033   +59.0    December 31, 1999  38.279606   +17.5
December 31, 1983   3.943886   +21.2    December 31, 2000  37.301000    -2.6
December 31, 1984   3.572709    -9.4    December 31, 2001  31.163067   -16.5
December 31, 1985   4.823900   +35.0    June 30, 2002....  29.270903   -6.07
December 31, 1986   6.156190   +27.6

The above table indicates the accumulation unit value of the Fund on March 25, 1971, the date of the first sale, and on the last valuation date of each twelve month period from December 31, 1971 through December 31, 2001, and on June 30, 2002, together with the percentage change in accumulation unit values during each such period.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN (Unaudited)

The average annual total return of the Fund on a single purchase payment of $1,000 for the 1, 5 and 10 year periods ending June 30, 2002 was -21.14%, 1.84% and 9.29%, respectively, assuming deduction of the 3.5% maximum premium tax. Assuming no premium tax deduction, the average annual total return on a $1,000 purchase payment for the same periods was -18.28%, 2.57% and 9.68%, respectively. These performance results represent past performance. These results reflect the deduction of the maximum sales and administrative load of 9% of the first $46 and 8% of the balance of the purchase payment (after premium tax, if any). These results (other than for the period from May 1, 2002 to June 30, 2002) reflect the performance of the Fund when it was actively managed before the change in the Fund's structure.

--------------------------------------------------------------------------------

NEW ENGLAND VARIABLE ANNUITY FUND I

STATEMENT OF
ASSETS AND LIABILITIES
June 30, 2002 (Unaudited)

Assets
  Investments at value (cost $43,613,490)(Note 2)................ $40,204,558
                                                                  -----------
       Total assets..............................................  40,204,558
                                                                  -----------
Liabilities
  Payable for investment advisory fees (Note 4)..................      19,703
  Payable for mortality and expense risks (Note 5)...............      60,901
  Payable for other direct expenses (Note 4).....................      98,517
                                                                  -----------
       Total liabilities.........................................     179,121
                                                                  -----------
Net Assets....................................................... $40,025,437
                                                                  ===========
Net assets attributable to variable annuity contractholders
  1,188,807 accumulation units at $29.27 per unit................ $34,797,450
Annuity reserves (Note 2)........................................   5,227,987
                                                                  -----------
                                                                  $40,025,437
                                                                  ===========

STATEMENT OF
OPERATIONS
For the six months ended June 30, 2002 (Unaudited)

Investment income (Note 2)
  Income
   Dividends...................................................... $    94,158
   Interest income................................................      34,451
   Other income...................................................       6,365
                                                                   -----------
       Total income...............................................     134,974
                                                                   -----------
  Expenses
   Mortality and expense risks (Notes 2 and 5)....................     224,815
   Investment advisory fee (Note 4)...............................      46,066
                                                                   -----------
       Total expenses.............................................     270,881
                                                                   -----------
  Net investment loss.............................................    (135,907)
                                                                   -----------
Realized and unrealized gain (loss) on investments (Note 3)
   Net realized gain from investments sold........................   3,979,459
   Net change in unrealized depreciation of investments...........  (6,493,585)
                                                                   -----------
       Net loss on investments....................................  (2,514,126)
                                                                   -----------
Decrease in net assets resulting from operations.................. $(2,650,033)
                                                                   ===========

  The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY FUND I
STATEMENTS OF CHANGES IN NET ASSETS

                                                             Six months ended
                                                              June 30, 2002      Year ended
                                                               (Unaudited)    December 31, 2001
                                                             ---------------- -----------------
Increase (decrease) in net assets from operations
  Net investment loss.......................................   $  (135,907)     $    (21,692)
  Net realized gain (loss) from investments sold............     3,979,459        (5,545,379)
  Net change in unrealized depreciation of investments......    (6,493,585)       (4,962,349)
                                                               -----------      ------------
  Decrease in net assets resulting from operations..........    (2,650,033)      (10,529,420)
                                                               -----------      ------------
Changes from principal transactions
  Purchase payments, less sales and administrative expenses
   and applicable premium taxes (Note 4)....................       210,693           448,089
  Contract terminations and annuity payments................    (4,007,355)       (6,647,958)
  Adjustments to annuity reserves (Note 2)..................      (126,868)         (229,041)
                                                               -----------      ------------
  Decrease in net assets resulting from principal
   transactions.............................................    (3,923,530)       (6,428,910)
                                                               -----------      ------------
  Total decrease in net assets..............................    (6,573,563)      (16,958,330)
Net assets
  Beginning of year.........................................    46,599,000        63,557,330
                                                               -----------      ------------
  End of period.............................................   $40,025,437      $ 46,599,000
                                                               ===========      ============

  The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY FUND I
SUPPLEMENTARY INFORMATION --
Selected Per Unit Data and Ratios


Selected data for an accumulation unit outstanding throughout each year, and for the six months ended June 30, 2002, and ratios are as follows:

                                 Six Months
                                    Ended                    Year Ended December 31,
                                June 30, 2002 -----------------------------------------------------
                                 (Unaudited)     2001       2000       1999       1998       1997
                                ------------- ---------  ---------  ---------  ---------  ---------
Accumulation unit value,
  beginning of period..........      $31.16      $37.30     $38.28     $32.58     $24.55     $20.08
Per unit data
 Investment income.............         .09         .33        .76        .60        .50        .29
 Expenses......................        (.18)       (.44)      (.49)      (.44)      (.38)      (.32)
                                  ---------   ---------  ---------  ---------  ---------  ---------
 Net investment (loss) income..        (.09)       (.11)       .27        .16        .12       (.03)
 Net realized and unrealized
   (loss) gain on investments..       (1.80)      (6.03)     (1.25)      5.54       7.91        4.5
 Net (decrease) increase in
   accumulation unit value.....       (1.89)      (6.14)      (.98)      5.70       8.03       4.47
                                  ---------   ---------  ---------  ---------  ---------  ---------
Accumulation unit value, end of
  period.......................      $29.27      $31.16     $37.30     $38.28     $32.58     $24.55
                                  =========   =========  =========  =========  =========  =========
Total Return (%)...............        (6.1)      (16.5)      (2.6)      17.5       32.7       22.3
Ratios
 Ratio of operating expenses to
   average net assets (%)......        1.16*       1.37       1.31       1.30       1.34       1.35
 Ratio of net investment income
   to average net assets (%)...        (.55)*      (.34)       .74        .48        .44       (.09)
Portfolio turnover (%).........      315.35*     244.43     267.45     204.32     195.15     209.18
Number of accumulation units
  outstanding at end of period.   1,188,807   1,317,362  1,513,677  1,805,042  2,219,809  2,694,327

*Computed on an annualized basis.

  The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY FUND I
NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.  Nature of Operations

New England Variable Annuity Fund I (the "Fund") is registered under the Investment Company Act of 1940, as amended, (the "Act") as a diversified, open-end management investment company. The Fund was originally sold for use with various retirement plans that are qualified under the Internal Revenue Code, for individual use, and for use with plans and trusts that are not qualified under the Internal Revenue Code. Currently no new contracts are being offered at this time, but holders of existing flexible payment deferred contracts may continue to make purchase payments. The operations of the Fund are part of Metropolitan Life Insurance Company (the "Insurance Company"). The Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Prior to August 30, 1996, the Fund was a part of New England Mutual Life Insurance Company ("New England Mutual"). Effective August 30, 1996, New England Mutual merged into the Insurance Company. New England Life Insurance Company, c/o Annuity Administrative Office, P.O. Box 14594, Des Moines, IA 50306-3594, a subsidiary of the Insurance Company, is the designated office for Contractholder Services.

On February 14, 2002, the Board of Managers approved the termination of the Fund's Investment Advisory Agreement with Capital Growth Management Limited Partnership ("CGM"), effective May 1, 2002. On May 1, 2002, the Fund became a feeder fund investing all of its assets in the MetLife Stock Index Portfolio (the "Portfolio"), a series of the Metropolitan Series Fund, Inc., an open-end diversified investment company registered under the Act. The Fund no longer engages an investment adviser. MetLife Advisers, LLC ("MetLife Advisers") serves as investment adviser to the Portfolio and the Insurance Company serves as sub-investment manager to the Portfolio. An indirect wholly-owned subsidiary of the Insurance Company owns all of the voting securities of MetLife Advisers. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read with the Fund's financial statements. The Fund owned 1.22% of the Portfolio at June 30, 2002.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund.

A. Valuation of Investments. During the four months ended April 30, 2002, the Fund invested in common stocks traded on a national securities exchange or on the NASDAQ national market system, valued at their last reported sales prices on the principal exchange, or if there was no reported sale during the day and for over-the-counter securities not so listed at the last reported bid prices. Corporate short-term notes were stated at cost, which approximates fair value. Effective May 1, 2002, investments are made in the Portfolio and are valued at the reported net asset value of the Portfolio. Valuation of securities held by the Portfolio is discussed in the notes to the Portfolio's financial statements included elsewhere in this report.

B. Security Transactions. During the four months ended April 30, 2002, security transactions were accounted for on the trade date (the date the order to buy or sell is executed), and dividend income was recorded on the ex-dividend date. Interest income was recorded on the accrual basis. Net investment income and net realized and unrealized gain (loss) on investments were allocated to the contracts on each valuation date based on each contract's pro rata share of the net assets of the Fund as of the beginning of the valuation period.

C. Federal Income Taxes. The Fund is not taxed separately because the operations of the Fund are part of the total operations of the Insurance Company. The Insurance Company is taxed as a life insurance company under the Internal Revenue Code. The Fund will not be taxed as a regulated investment

NEW ENGLAND VARIABLE ANNUITY FUND I
NOTES TO FINANCIAL STATEMENTS (Unaudited) -- Continued

   company under subchapter M of the Code. Under existing Federal income tax law, no taxes are payable on the investment income or on the capital gains of the Fund.

D. Annuity Reserves. Annuity reserves are computed for currently payable contracts according to the 1983-a Mortality Tables. The assumed interest rate may be 0%, 3.5% or 5% as elected by the annuitant and as regulated by the laws of the respective states. Adjustments to annuity reserves are reimbursed to or from the Insurance Company. For contracts payable on or after January 1, 1998 annuity reserves will be computed according to the Annuity 2000 Mortality Tables.

E. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.  Purchases and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investments (other than short-term securities) for the six months ended June 30, 2002 were $176,128,090 and $117,385,470, respectively. Gains and losses from sales of securities for the four months ended April 30, 2002 were computed on the specific identification method. Gains and losses from sales of securities for the two months ended June 30, 2002 are computed on the First In First Out method and are reflected in the Fund's net assets at the end of the period.

4.  Advisory and Service Fees with Affiliates

During the four months ended April 30, 2002, the Fund incurred investment management fees of $46,066, payable to CGM, which was affiliated with the Insurance Company until October 30, 2000. The advisory agreement provided for a fee at the annual rate of 0.3066% of the average daily net assets of the Fund. Effective May 1, 2002, the Fund bears a pro rata portion of the investment advisory fee of MetLife Advisers (currently .25% of the average daily net assets of the Portfolio) and a pro rata share of the operating expenses of the Portfolio through its investment in the Portfolio. The Insurance Company has undertaken to bear certain of the Fund's expenses that exceed the amounts permitted under the contracts to be deducted from the Fund's assets. The Insurance Company will bear the Fund's expenses to the extent the advisory fee and other expenses of the Portfolio indirectly borne by the Fund, together with any expenses borne directly by the Fund (other than brokerage commissions, certain taxes and expenses of the Fund's Board of Managers including the auditing of Fund assets) exceed .3066% of the Fund's average daily net assets. Deductions from purchase payments for sales and administrative expenses, which for the six months ended June 30, 2002, amounted to $9,077, were retained by the Insurance Company.

Effective January 1, 1995, the audit and Board of Managers fees have been borne by the Fund. The daily charge against the Fund is based on estimated audit and manager fees. This daily charge is reviewed quarterly and adjusted as necessary. Any excess or deficiency in the daily charge relative to incurred expenses is applied to future periods in the quarterly review. There were no such charges incurred by the Fund for the six months ended June 30, 2002.

5.  Mortality and Expense Risks

Although variable annuity payments differ according to the investment performance of the Fund, they are not affected by mortality or expense experience because the Insurance Company assumes the expense

NEW ENGLAND VARIABLE ANNUITY FUND I
NOTES TO FINANCIAL STATEMENTS (Unaudited) -- Continued

risk and the mortality risk under the contracts. The Insurance Company charges the Fund assets for assuming those risks. For the six months ended June 30, 2002, the mortality and expense risk charges totaled $224,815.

The expense risk assumed by the Insurance Company is the risk that the deductions for sales and administrative expenses and for investment advisory services provided for in the variable annuity contract may prove insufficient to cover the cost of those items.

The mortality risk assumed by the Insurance Company has two elements: a life annuity mortality risk and, for deferred annuity contracts, a minimum death refund risk.

The life annuity mortality risk results from a provision in the contract in which the Insurance Company agrees to make annuity payments regardless of how long a particular annuitant or other payee lives and how long all annuitants or other payees as a class live if payment options involving life contingencies are chosen. Those annuity payments are determined in accordance with annuity purchase rate provisions established at the time the contracts are issued.

Under deferred annuity contracts, the Insurance Company also assumes a minimum death refund risk by providing that there will be payable, on the death of the annuitant during the accumulation period, an amount equal to the greater of (1) the aggregate purchase payments made, without interest, adjusted for any partial surrender, and (2) the value of the contract as of the death valuation date or the date on which a written election of payment is made (whichever is later).

If those deductions are insufficient to cover the cost of the expense and mortality risks assumed by the Insurance Company, the Insurance Company absorbs the resulting losses and makes sufficient transfers to the Fund from its general assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is transferred to the Insurance Company.

6.  Related Parties

The Chairman of the Board of Managers is also an officer and/or director of the Insurance Company, of New England Life Insurance Company, a subsidiary of the Insurance Company, MetLife Advisers and the Metropolitan Series Fund, Inc. One other Manager of the Fund is also an officer of the Insurance Company and New England Life Insurance Company.

7.  Increase (Decrease) in Accumulation Units

                                       Six months ended
                                        June 30, 2002      Year ended
                                         (Unaudited)    December 31, 2001
                                       ---------------- -----------------
        Units purchased...............        2,989            28,292
        Units redeemed................     (131,544)         (224,607)
                                          ---------         ---------
         Net decrease.................     (128,555)         (196,315)
        Units at beginning of period..    1,317,362         1,513,677
                                          ---------         ---------
        Units at end of period........    1,188,807         1,317,362
                                          =========         =========

NEW ENGLAND VARIABLE ANNUITY FUND I
NOTES TO FINANCIAL STATEMENTS (Unaudited) -- Continued


8.  Subsequent Event

On August 8, 2002, the Board of Managers approved the change in classification of the Fund under the Act from an open-ended management investment company to a unit investment trust (the "Reclassification"). The Reclassification will be submitted to a vote at a meeting of Contractholders expected to take place on or around October 25, 2002. It is anticipated that, if Contractholder approval is obtained, the Reclassification will occur on or around November 1, 2002.

New England Variable Annuity Fund I
is a separate account of
Metropolitan Life Insurance Company
One Madison Avenue
New York, New York 10010

Board of Managers
Anne M. Goggin, Chairman
John J. Arena
Edward A. Benjamin
Mary Ann Brown
John W. Flynn
Nancy Hawthorne
John T. Ludes
Dale Rogers Marshall

Designated Office for Contractholder Services
New England Life Insurance Company
c/o Annuity Administrative Office P.O. Box 14594 Des Moines, IA
50306-3594 (800) 435-4117

Distributor
New England Securities Corporation
501 Boylston Street
Boston, Massachusetts 02116

Legal Counsel
Ropes & Gray
One International Place
Boston, Massachusetts 02110

Independent Auditors
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022

This report has been prepared for the Contractholders of the Fund and is authorized for distribution to prospective investors in the Fund when it is accompanied or preceded by a current prospectus.

--------------------------------------------------------------------------------

Equal Opportunity Employer M/F

New England Financial is the service mark for New England Life Insurance Company, Boston, MA and related companies.